As filed with the Securities and Exchange Commission on May 2, 2011

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 28, 2011

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 North Tryon Street Charlotte, North Carolina 28255	28255
(Address of principal executive offices)	(Zip Code)

(704) 386-5681

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.

In connection with the Registrant’s issuance of its Medium-Term Notes, Series L (the “Series L Medium-Term Notes”), from time to time, pursuant to the Registrant’s Registration Statement on Form S-3 (Registration No. 333-158663), an updated version of the opinion as to the legality of the Series L Medium-Term Notes is being filed as Exhibit 5.1 to this report. This updated version supersedes and replaces the opinions previously filed as to the legality of the Series L Medium-Term Notes.

(d)	Exhibits.

Exhibit No.	Description

5.1	Opinion of McGuireWoods LLP as to the legality of the Series L Medium Term Notes

23.1	Consent of McGuireWoods LLP (contained in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Teresa M. Brenner
Name: Teresa M. Brenner Title: Associate General Counsel

Dated:   May 2, 2011

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of McGuireWoods LLP as to the legality of the Series L Medium Term Notes

23.1	Consent of McGuireWoods LLP (contained in Exhibit 5.1)